EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BOE Financial Services, Inc. (the “Company”) on Form 10-KSB for the periods ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of his knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2003, and for the periods then ended.

/s/ George M. Longest, Jr.
George M. Longest, Jr. Chief Executive Officer

/s/ Bruce E. Thomas
Bruce E. Thomas Chief Financial Officer

March 30, 2004